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                                                                    EXHIBIT 10.1


                             MAI SYSTEMS CORPORATION

                                WARRANT AGREEMENT


MAI SYSTEMS CORPORATION, a Delaware corporation (the "Company"), hereby grants to W. Brian Kretzmer (the "Holder") a warrant to purchase a total of 225,000 shares of Common Stock (the "Shares") of the Company, at the price set forth herein, and in all respects subject to the terms, conditions, and provisions of this Agreement. In addition, although this warrant is not granted pursuant to the Company's 1993 Stock Option Plan (the "Plan") which was incorporated into and approved as part of the Company's Plan of Reorganization, approved by the Bankruptcy Court, and which is attached as Exhibit "A" and is incorporated herein by this reference, it shall be subject to, and shall provide the Holder with all of the benefits afforded optionees with respect to options granted under the Plan. Terms defined in the Plan shall have the same meanings herein.

         1. NATURE OF THE WARRANT. This Warrant is intended to be and is a stock warrant and is not intended to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. THE DATE OF GRANT AND TERM OF THE WARRANT. This Warrant is granted on May 26, 2000. The term of the Warrant is ten years from the date of grant and this Warrant may not, in any event, be exercised later than May 26, 2010. If the Warrant is not exercised within ten years of the date of grant, it will expire and terminate.

         3. WARRANT EXERCISE PRICE. The Warrant exercise price is $0.56 per Share of Common Stock; provided that, if, upon the date of exercise of the Warrant, the fair market price as of the day preceding the day of such exercise (the "Exercise Date Closing Price") is greater than $2.81, then the exercise price per Share (as to each Share of Common Stock with respect to which the Warrant is so exercised) shall be increased by an amount equal to the excess of the Exercise Date Closing Price over $2.81.

         4. EXERCISE OF THE WARRANT. This Warrant shall be exercisable during its term only in accordance with the terms, conditions, and provisions of the Plan and this Agreement as follows.

            (a) RIGHT TO EXERCISE. This Warrant shall vest and be exercisable, cumulatively, as follows:

                                      Date              Number of Shares
                                      ----              ----------------
                After            August 2, 2000              75,000
                After            August 2, 2001              75,000
                After            August 2, 2002              75,000
                                                            -------
                                       Total                225,000
                                                            =======

            (b) METHOD OF EXERCISE. The Holder shall purchase a minimum of at least 100 shares per transaction concerning the exercise of the Warrant. This Warrant shall be

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exercisable by actual receipt by the Company of written notice provided by the
Holder which shall state the election to exercise this Warrant, the number of whole Shares in respect to which this Warrant is being exercised, and such other representations and agreements as to the Holder's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Hoder and shall be delivered in person or by certified mail, return receipt requested, to the then current President or Chief Financial Officer of the Company or any other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price for the number of Shares in respect to which this Warrant shall be exercised. Payment of the purchase price shall be by check payable to the order of the Company, outstanding shares of Common Stock duly endorsed to the Company (which shares shall be valued at their Fair Market Value as of the day preceding the day of such exercise), or any combination of the foregoing.

         Unless otherwise determined by the Board of Directors of the Company, the Company may arrange for the simultaneous exercise and sale of Shares through the cooperation of broker-dealers which finance "same day" sales.

         The certificate(s) for the Shares as to which the Warrant shall be exercised shall be registered in the name of the Holder and shall be legended as set forth in the Plan or as required under applicable regulatory, state or federal law.

            (c) FURTHER RESTRICTIONS ON THE EXERCISE OF THE WARRANT. This Warrant shall not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities law or laws or regulations. As a condition to the exercise of this Warrant, the Company may require the Holder to make any representation, warranty or certification to the Company as may be required by any applicable law or regulation or by the Plan. There shall be no exercise of any fractional shares concerning the Warrant.

            (d) ADJUSTMENT UPON CHANGE OF CAPITALIZATION. Appropriate adjustment shall be made in the number, exercise price and class of shares of stock subject to the Warrant in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company.

         5. TERMINATION OF STATUS AS AN EMPLOYEE. If the Holder ceases to serve as an Employee for any reason other than death or for Cause (as defined in the Plan) and thereby terminates his status as an Employee, the Holder shall have the right to exercise this Warrant at any time within ninety (90) days following the date of such termination, to the extent that the Holder was entitled to exercise the Warrant at the date of such termination, but in no event after the expiration of the term of the Warrant set forth in Section 2 hereof.

         If the Holder ceases to serve as an Employee due to death, this Warrant may be exercised at any time within one (1) year following the date of death by the Purchaser's executor or administrator or the person or persons who shall have acquired the Warrant by bequest or inheritance but only to the extent the Holder was entitled to exercise this Warrant at the date of death. To the extent that the Holder was not entitled to exercise the Warrant at the date of termination or death, or to the extent the Warrant is not exercised within the time specified herein, this Warrant shall terminate. Notwithstanding the foregoing, this Warrant shall not be exercisable after the expiration of the term set forth in Section 2 hereof. If the Holder ceases to serve as an Employee due to termination of his employment by the Company for


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Cause (as defined in the Plan), this Warrant shall cease to be exercisable ten
(10) days following the date the notice of such termination is delivered to the Holder.

         6. NONTRANSFERABILITY OF THE WARRANT. This Warrant may not be sold, ledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent of distribution, and may be exercised during the lifetime of the Warrant only by the Holder. Subject to the foregoing and the terms of the Plan, the terms of this Warrant shall be binding upon the executors, administrators, heirs, successors and assigns of the Holder.

         7. CONTINUATION OF EMPLOYMENT. Neither this Plan nor any Warrant granted hereunder shall confer upon any Holder any right to continue in the employment of the Company or any of its Subsidiaries or limit in any respect the right of the Company to discharge the Holder at any time, with or without cause and with or without notice.

         8. WITHHOLDING TAX LIABILITY. The Holder understands and agrees that the company may be required to withhold part or all of the Holder's regular compensation to pay any taxes required to be withheld under federal, state, or local law as a result of the exercise of this Warrant, and that if such regular compensation is insufficient, the Company may require the Holder, as a condition of exercise of this Warrant, to pay in cash the amount of such withholding tax liability.

         9. THE PLAN. This Warrant is subject to, and the Company and the Holder expressly agree to be bound by, all of the terms and conditions of the Plan as it may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Holder, without his written consent, of this Warrant or any rights hereunder. Pursuant to the Plan, the Committee appointed by the Board of Directors of the Company to administer the Plan is authorized to adopt rules and regulations not materially inconsistent with the Plan as it shall deem appropriate and proper. If questions arise as to the intent, meaning or application of the provisions of this Warrant Agreement or of the Plan, such questions shall be decided by Committee in its sole discretion, and any such decision shall be conclusive and binding on the Holder. A copy of the Plan in its present form is available for inspection during regular business hours by the Holder of the persons entitled to exercise this Warrant at the Company's principal office.


                                          MAI SYSTEMS CORPORATION

Dated:                                    By:
                                              ----------------------------------
                                              Richard S. Ressler
                                              Chairman of the Board


Dated:                                    By:
                                              ----------------------------------
                                              Holder




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                            ACKNOWLEDGEMENT OF HOLDER


The Holder acknowledges receipt of a copy of the 1993 Stock Option Plan, the Stock Option Plan General Information Statement, and the supporting documents (collectively referred to as the "Prospectus") relating thereto, copies of which are attached hereto, represents that he has read and is familiar with all of the terms and provisions thereof, and hereby accepts the Warrant set forth in this Warrant Agreement subject to all of the terms, conditions and provisions thereof.


Dated:
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                                                --------------------------------
                                                Signature of Holder


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                                                Address


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